Goodwill and Other Intangible Assets	3 Months Ended	12 Months Ended
	Mar. 28, 2014	Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

6. Goodwill and Other Intangible Assets

Goodwill and intangible assets with indefinite useful lives are not amortized, but are reviewed at least annually for impairment. If the carrying amount of goodwill or an intangible asset with an indefinite life exceeds its fair value, an impairment loss would be recognized in the amount equal to the excess. In the first quarter of 2014, the Company determined that for goodwill and certain intangible assets related to the 2007 acquisition of Phelps Dodge International Corporation, the carrying value exceeded the fair value and an impairment charge was recorded which is described below. Intangible assets that are not deemed to have indefinite lives are amortized over their useful lives.

The amounts of goodwill and indefinite-lived intangible assets were as follows in millions of dollars:

	Goodwill				Indefinite-Lived Assets—Trade Names
	North America	Europe and Mediterranean	ROW	Total	North America	Europe and Mediterranean	ROW	Total
Balance, December 31, 2013	$17.6	$2.0	$165.0	$184.6	$2.4	$0.5	$127.9	$130.8
Currency translation and other adjustments	(0.3)	—	(2.6)	(2.9)	—	—	(2.6)	(2.6)
Goodwill and indefinite-lived asset impairment (1)	—	—	(154.5)	(154.5)	—	—	(93.1)	(93.1)

Balance, March 28, 2014	$17.3	$2.0	$7.9	$27.2	$2.4	$0.5	$32.2	$35.1

(1)	The difference in the goodwill and indefinite-lived asset impairment in the above table and the amounts reported in the Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) is due to the difference in the average foreign currency exchange rates for the three months ended March 28, 2014 as compared to the spot rates at March 28, 2014 at the various entities within the reporting unit.

At March 28, 2014 the total accumulated goodwill impairment loss was $154.5 million all within the ROW segment. At March 28, 2014 the total accumulated indefinite-lived asset tradename impairment loss was $93.1 million all within the ROW segment.

The amounts of other intangible assets were as follows in millions of dollars:

	March 28, 2014	December 31, 2013
Amortized intangible assets:
Amortized intangible assets	$139.5	$139.5
Accumulated amortization	(88.8)	(85.8)
Foreign currency translation adjustment	(1.3)	(1.6)

Amortized intangible assets, net	$49.4	$52.1

Amortized intangible assets are stated at cost less accumulated amortization as of March 28, 2014 and December 31, 2013. Other intangible assets have been determined to have a useful life in the range of 7 to 12 years. The approximate weighted average useful life of the amortized intangible assets is 10 years. For customer relationships, the Company has accelerated the amortization expense to align with the historical customer attrition rates. The amortization of intangible assets for the three months ended March 28, 2014 and March 29, 2013 was $3.0 million and $3.4 million, respectively.

Goodwill and intangible assets with indefinite useful lives are not amortized, but are reviewed at least annually for impairment. The Company completes its annual impairment test during the fourth quarter of each year. In addition, the Company evaluates the carrying amount between such annual valuations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Events or circumstances may include, but are not limited to, a significant change in legal factors or in the business climate, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel, possible sale or disposal of a reporting unit or a significant portion of a reporting unit, significant changes in financial projections or significant changes in the market capitalization. At October 31, 2013 and December 31, 2013 the estimated fair value of the goodwill at our PDIC reporting unit and the indefinite-lived intangible assets exceeded their corresponding carrying amount including recorded goodwill; however, in the three months ended March 28, 2014 the following events occurred which reduced the fair value of the reporting unit and the indefinite-lived intangible tradename associated with the PDIC acquisition (“tradename”):

•	Except certain cost of sales related to copper inventory, all of the bolivar (“BsF”) denominated revenues and expenses for future periods will reflect remeasurement using the SICAD 1 rate (10.8 BsF per U.S. dollar at March 28, 2014) versus the prior official rate of 6.3 BsF per U.S. dollar. Due to the changes in the currency exchange system and the rate used to remeasure the consolidated financial statements of the Venezuelan entity as of March 28, 2014, the Company’s estimated future operating results will be lower than historical and previously projected future profit levels. Refer to Note 21—Venezuelan Operations for additional information.

•	In the three months ended March 28, 2014, the Venezuelan President used decree power to pass the Law of Costs, Earnings, and Fair Profits, which became effective in January 2014, authorizing, among other things, the Venezuelan government to set maximum pricing limits in the private sector. Therefore, the majority of the Company’s product portfolio in Venezuela is subject to price controls, which may restrict the Company’s ability to increase prices more than 30% higher than product costs. Until this law is removed or revised to allow for a higher level of pricing, the Venezuelan operating profit margin is expected to be lower than historical and previously projected future profit levels. In addition, ongoing labor negotiations and expected continuing social unrest in Venezuela are expected to result in lower than historical and previously projected future profit levels. Refer to Note 21—Venezuelan Operations for additional detail.

•	During the first quarter of 2014, the Company experienced a significant decline in its stock price, resulting in the Company’s market capitalization falling below its book value.

Based on the decrease of our cash flow projections for the PDIC reporting unit, the Company completed an impairment test for the tradename. The fair value of the tradename is based on the discounted cash flows the tradename can be expected to generate in the future. Based on the results of the valuation, the carrying amount of the tradename exceeded the fair value. The impairment valuation resulted in a $93.4 million impairment charge related to the tradename in the ROW operating segment. The impairment charge has been recorded in the goodwill and indefinite-lived intangible asset impairment charge caption on the Condensed Consolidated Statements of Operations and Comprehensive Income (Loss). The remaining value of the indefinite-lived intangible tradename associated with the PDIC reporting unit recorded in the Consolidated Balance Sheet at March 28, 2014 was $32.2 million. At March 28, 2014 the fair value of the tradename is equal to its carrying amount and any adverse change to the key assumptions used to measure discounted cash flows could result in a decrease in fair value that may result in additional indefinite long-lived asset impairment charges.

Based upon the combination of the above factors the Company concluded that goodwill impairment indicators existed as of March 28, 2014. As a result, the Company performed an interim goodwill impairment analysis as of March 28, 2014. The Company has engaged an outside valuation advisor to assist in valuing the Company’s reporting unit and preparing the goodwill impairment analysis. To determine the fair value of the reporting unit, the Company employs an income and market-based approach with each being weighted equally. Under the income approach, the Company uses a discounted cash flow method to calculate the fair value based on the present value of estimated future cash flows. Assumptions used in the discounted cash flow method, such as forecasted operating results, expected growth rates, working capital needs, tax rates, and cost of capital, are based on the current market conditions and are consistent with internal management projections. The cost of capital rate selected is based on consideration of the risks inherent in the investment and market rates of return available from alternative investments of similar type and quality as of the valuation date. The guideline public company method is used for the market approach. The approach provides an estimate of value using multiples of earnings derived from the market values of publicly traded companies in the cable and wire industry. In addition to the selection of guideline companies, the market approach includes an analysis of the Company’s financial and operating performance risk, profitability, and growth as compared to the reporting unit.

The Company performed the first step (“Step 1”) of the goodwill impairment assessment. In Step 1 of the goodwill impairment test, the Company compared the fair value of the reporting unit, the entities purchased in the October 31, 2007 PDIC acquisition, to its carrying amount, including goodwill of $154.5 million. Based on the results of the valuation, the carrying amount of the reporting unit exceeded the fair value. As a result, the Company is required to perform Step 2 of the goodwill impairment test (“Step 2”) to determine the amount, if any, of goodwill impairment charges to be recorded by the Company. The Step 2 analysis requires the Company to perform a theoretical purchase price allocation for the reporting unit to determine the implied fair value of goodwill and to compare the implied fair value of goodwill to the recorded amount of goodwill. The estimate of fair value requires significant judgment. Based on the results of Step 1 of the impairment analysis and the preliminary results of Step 2, the Company believes that an impairment loss is probable and based on a preliminary estimate, after consultation with a third party valuation specialist, the Company recognized an impairment charge equal to the total recorded PDIC goodwill of $155.1 million in the ROW operating segment. The impairment charge has been recorded in the goodwill and indefinite-lived intangible asset impairment charge caption on the Condensed Consolidated Statements of Operations and Comprehensive Income (loss). This measurement of impairment loss is an estimate as of March 28, 2014. Upon completion of the Step 2 requirements, the initial charge may be updated to reflect a modification of the initial impairment estimate in the second quarter of 2014. Any adjustment to the impairment charge, which the Company does not expect to be material, would be recorded in the Condensed Consolidated Financial Statements in the second quarter of 2014.

7. Goodwill and Other Intangible Assets, net

The amounts of goodwill and indefinite-lived intangible assets were as follows in millions of dollars:

	Goodwill				Indefinite-lived assets — Trade names
	North	Europe and			North	Europe and
	America	Mediterranean	ROW	Total	America	Mediterranean	ROW	Total
Balance, December 31, 2011	$2.3	$2.3	$166.8	$171.4	$2.4	$0.5	$132.2	$135.1
Acquisitions	11.6	—	3.7	15.3	—	—	—	—
Currency translation and other adjustments	(0.3)	(0.1)	1.3	0.9	—	—	0.7	0.7

Balance, December 31, 2012	$13.6	$2.2	$171.8	$187.6	$2.4	$0.5	$132.9	$135.8
Acquisitions	—	—	—	—	—	—	—	—
Currency translation and other adjustments	4.0	(0.2)	(6.8)	(3.0)	—	—	(5.0)	(5.0)

Balance, December 31, 2013	$17.6	$2.0	$165.0	$184.6	$2.4	$0.5	$127.9	$130.8

Acquisitions in the North America segment during 2012 include goodwill of $3.5 million related to the acquisition of Alcan Cable North America, $7.8 million related to the acquisition of Prestolite and $0.3 million related to immaterial acquisitions. The Procables acquisition resulted in $3.7 million of goodwill in the ROW segment in 2012.

The amounts of other intangible assets were as follows in millions of dollars:

	Dec 31, 2013	Dec 31, 2012
Amortized intangible assets:
Amortized intangible assets	$139.5	$140.1
Accumulated amortization	(85.8)	(73.3)
Foreign currency translation adjustment	(1.6)	0.3

Total Amortized intangible assets	$52.1	$67.1

Amortized intangible assets are stated at cost less accumulated amortization as of December 31, 2013 and 2012. As part of the acquisitions of Alcan Cable North America and Prestolite, the Company acquired certain customer relationships for which the fair market value as of September 4, 2012 and November 2, 2012 were $5.9 million and $11.7 million, respectively. Customer relationships have been determined to have a useful life in the range of 7 to 12 years, and the Company has accelerated the amortization expense to align with the historical customer attrition rates. The approximate weighted average useful life of the amortized intangible assets is 10 years. In addition, the Procables acquisition includes intangibles of $10.6 million related to a favorable lease contract at one of the manufacturing facilities. The Company will recognize the expense over the life of the ten year lease.

The amortization of intangible assets in 2013, 2012 and 2011 was $12.5 million, $11.5 million, and $12.4 million, respectively. The estimated amortization expense for the next five years is in millions of dollars: 2014 — $11.7 million, 2015 — $10.7 million, 2016 — $9.8 million, 2017 — $7.3 million, and 2018 — $3.4 million and $9.2 million thereafter.